SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2005
CSB BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Ohio	0-21714	34-1687530

(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)

6 West Jackson Street, P.O. Box 232,
Millersburg, Ohio	44654

(Address of Principal Executive	(Zip Code)
Offices)
Registrant’s telephone number, including area code (330) 674-9015
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 18, 2005, CSB Bancorp Inc. issued a press release announcing its earnings for the three and nine-month periods ended September 30, 2005. A copy of this press release and related financial tables are furnished herein as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits

Press release and Quarterly Report for CSB Bancorp, Inc. for the quarter and nine-month period ended September 30, 2005.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.
	By:	/s/ Paula J. Meiler
Paula J. Meiler
Date: October 18, 2005		Senior Vice President and Chief Financial Officer

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